CAPITALIZED SOFTWARE	12 Months Ended
Dec. 31, 2024
Research and Development [Abstract]
CAPITALIZED SOFTWARE

NOTE 6—CAPITALIZED SOFTWARE

Capitalized software consisted of the following at December 31, 2024 and 2023:

	December 31,
	2024	2023
EDM software	$388,338	$-
Total capitalized software	388,338	-
Less accumulated amortization	-	-
Total capitalized software, net	$388,338	$-

Capitalized costs for in-process internal-use software development primarily consist of direct and contracted labor and related expenses for developing internal systems and tools, and cloud-based solutions, including the Company’s EDM system. These costs are not amortized until it is available for its intended use.

The Company analyzes collected data to gain insights into patient needs, appointment frequency, and potential care enhancements through clinical orders. As data is gathered, the Company is designing models to improve and refine the patient journey, enhance clinical decision making, and improve health outcomes. To support these efforts, various advanced analytical tools, including state-of-the-art Large Language Models (LLMs), are utilized to efficiently process and interpret data. By harnessing the power of medical data, the Company hopes to create a comprehensive healthcare model that not only addresses the immediate patient needs but also contributes to long-term health improvements and better overall outcomes.

Data collection, research, and analysis are core tenets within the Company and will continue through the 2025 operational plan and beyond. Key implementation projects may allow the Company to improve clinical research and development of best practice guidelines within the pain treatment market as well as develop products and services to enhance opioid prescription safety and risk mitigation programs for patients.